                                                                    EXHIBIT 99.1
                         FORM OF LETTER OF TRANSMITTAL
               TO ACCOMPANY RULE 144A AMERICAN DEPOSITARY SHARES,
     EACH REPRESENTING ONE-THIRD OF ONE NON-VOTING PREFERENCE SHARE WITHOUT
                                 NOMINAL VALUE

                                       OF

                             SAP AKTIENGESELLSCHAFT
                         SYSTEME, ANWENDUNGEN, PRODUKTE
                            IN DER DATENVERARBEITUNG
                      TENDERED PURSUANT TO THE PROSPECTUS
                    (PLEASE READ THE INSTRUCTIONS CAREFULLY)

     IMPORTANT: This Letter of Transmittal (or a facsimile hereof) and all other documents and instruments required hereby should be sent or delivered to the Exchange Agent at the appropriate address set forth below. Tenders must be received by the Exchange Agent prior to 12:00 Midnight, New York City time, on
               , 1998, unless extended (the "Expiration Date").

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
  12:00 MIDNIGHT, NEW YORK CITY TIME, ON              , 1998 UNLESS EXTENDED.

                              The Exchange Agent:

                              THE BANK OF NEW YORK

  If by Hand, Express Mail or       Facsimile Transmission                If by Mail:
      Overnight Courier:               Telephone Number:             The Bank of New York
     The Bank of New York             Fax: (212) 815-6213               P.O. Box 11248
      101 Barclay Street              Tel: (800) 507-9357            Church Street Station
   New York, New York 10286                                      New York, New York 10286-1248
Attention: Receive and Deliver                                  Attention: Tender and Exchange
            Window                                                        Department

                            DELIVERY TO ANY ADDRESS
                    OTHER THAN AS SET FORTH HEREIN WILL NOT
                           CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. ANY CAPITALIZED TERMS USED, BUT NOT DEFINED, HEREIN SHALL HAVE THE RESPECTIVE DEFINITIONS SET FORTH IN THE PROSPECTUS.

     The Letter of Transmittal is to be completed by holders of Rule 144A ADSs who desire to exchange their Rule 144A ADSs pursuant to the Exchange Offer to which this Letter of Transmittal relates. Tenders of Rule 144A ADSs may only be made by delivery of this Letter of Transmittal by or on behalf of such holder to the Exchange Agent instructing that book-entry transfer of such Rule 144A ADSs be made to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") for the purposes of this Exchange Offer. All transfers must be made pursuant to the procedures set forth under the caption "The Exchange
Offer -- How to Tender" in the Prospectus. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

TENDERING HOLDERS OF RULE 144A ADSs MUST COMPLETE THE FOLLOWING INFORMATION:

  Name of Tendering Institution
----------------------------------------------------------------------------

  DTC Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

1. [ ] CHECK HERE IF ADRs REPRESENTING ADSs TO BE EXCHANGED FOR VALIDLY TENDERED RULE 144A ADSs ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

2. [ ] CHECK HERE IF CERTIFICATED ADRs REPRESENTING ADSs TO BE EXCHANGED FOR VALIDLY TENDERED RULE 144A ADSs ARE TO BE RETURNED BY MAIL.

ALL TENDERING HOLDERS OF RULE 144A ADSs MUST COMPLETE THIS BOX:

--------------------------------------------------------------------------------------------------
DESCRIPTION OF RULE 144 ADSS TENDERED
--------------------------------------------------------------------------------------------------
IF BLANK, PLEASE PRINT NAME AND ADDRESS OF
HOLDER                                                   NUMBER OF RULE 144A ADSS TENDERED
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   * All Rule 144A ADSs held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

     NEITHER THE COMPANY NOR THE EXCHANGE AGENT SHALL HAVE ANY RESPONSIBILITY OR LIABILITY FOR ANY FAILURE TO DELIVER ON A TIMELY BASIS ANY LETTER OF TRANSMITTAL, ANY DEFECTS OR IRREGULARITIES THEREIN NOT CURED OR WAIVED ON A TIMELY BASIS OR ANY FAILURE TO GIVE NOTIFICATION OF ANY SUCH IRREGULARITY OR DEFECT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to (i) the terms and subject to the conditions of the Exchange Offer of SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung, a corporation organized under the laws of the Federal Republic of Germany (the "Company"), to holders of the Company's Rule 144A ADSs, each representing one-third of one non-voting preference share without nominal value ("Preference Share"), of the Company, as set forth in the Prospectus and
(ii) this Letter of Transmittal, the signer of this Letter of Transmittal (the "Holder") hereby accepts the terms and conditions of the Exchange Offer and tenders the number of the Rule 144A ADSs listed on this Letter of Transmittal on the basis of four American Depositary Shares (collectively, the "ADSs") each representing one-twelfth of one Preference Share for one Rule 144A ADS tendered and accepted. The Holder hereby acknowledges receipt of the Prospectus.

     Accordingly, subject to and effective upon acceptance for exchange of the Rule 144A ADSs tendered herewith in accordance with the terms and conditions of the Exchange Offer, the Holder hereby sells, assigns and transfers to the Rule 144A Depositary all right, title and interest in and to all of the Rule 144A ADSs that are being tendered for exchange hereby, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Holder with respect to such Rule 144A ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) transfer ownership of such Rule 144A ADSs to the Rule 144A Depositary concurrently with the receipt by the Exchange Agent, as the Holder's agent, of the consideration therefor pursuant to the Exchange Offer, (ii) present such Rule 144A ADSs for registration and transfer on the books of the Rule 144A Depositary and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Rule 144A ADSs.

     THE HOLDER HEREBY REPRESENTS AND WARRANTS THAT THE HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE RULE 144A ADSs TENDERED HEREBY AND TO ACQUIRE THE ADSs ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED RULE 144A ADSs, THAT THE RULE 144A DEPOSITARY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE TO SUCH RULE 144A ADSs FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE RULE 144A ADSs TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIM OR PROXIES. THE HOLDER WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE RULE 144A ADSs TENDERED HEREBY.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Prospectus, this tender is irrevocable.

     A tender of Rule 144A ADSs pursuant to the procedures described in the Prospectus and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and upon the Company's acceptance of such Rule 144A ADSs for exchange will constitute a binding agreement between the tendering Holder of Rule 144A ADSs and the Company upon the terms and subject to the conditions of the Exchange Offer. The Holder recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept any of the Rule 144A ADSs tendered for exchange hereby. Unless otherwise indicated, the Holder hereby directs that the ADRs evidencing ADSs be issued in the name of the Holder. The Holder understands that any Rule 144A ADSs not exchanged will be returned to such Holder by crediting the account maintained by DTC in the name of such Holder. Unless otherwise indicated by checking box No. 2 above, the Holder hereby directs that ADRs representing ADSs be recorded in records maintained by (i) DTC or its nominee or (ii) institutions that have accounts with DTC (each, an "Eligible Institution").

     By tendering Rule 144A ADSs and executing this Letter of Transmittal, the Holder hereby acknowledges that this Exchange Offer is being made in reliance upon interpretations issued to third parties by the staff of the SEC that the ADSs issued in exchange for the Rule 144A ADSs pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" or "promoter" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such ADSs are acquired in the ordinary course of such Holder's business and such Holder has no arrangement or understanding with any person to participate in the distribution of such ADSs. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the ADSs. If the undersigned is a broker-dealer that will receive ADSs for its own account in exchange for Rule 144A ADS, the undersigned represents that such Rule 144A ADSs were acquired as a result of market-making activities or other trading activities, and not acquired in the Prior Offerings for resale pursuant to Rule 144A or another available exemption under the Securities Act, and, if so, acknowledges that it will deliver a prospectus in connection with any resale of such ADSs; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents that (i) the ADSs acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) is not participating in and has no arrangement or understanding with any person to participate in the distribution of such ADSs (iii) is not a broker-dealer that purchased the Rule 144A ADSs in the Prior Offerings for resale pursuant to Rule 144A or another available exemption under the Securities Act and (iv) such Holder is not an "affiliate" or "promoter," as defined under Rule 405 of the Securities Act, of the Company or, if such Holder is an affiliate or a promoter, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

                                HOLDER SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated
------------------------ , 199  Holder's Telephone Number
                                            ------------------------------------

(Must be signed by Holder(s) exactly as name(s) appear(s) on the Rule 144A ADR(s). If signature is by an attorney, executor, administrator, trustee, guardian or others acting in a fiduciary capacity, please set forth full title and see Instruction 2.)

Signature(s) Guaranteed (See Instruction 2):
                       ---------------------------------------------------------

Name and address of member of Medallion
Signature Guarantee Program:
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FIRM -- PLEASE PRINT

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                                      DATE

                         SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 2 AND 3 -- ANY HOLDER WHO COMPLETES THIS BOX MUST ALSO CHECK
    BOX NO. 2 ABOVE AND MUST ALSO HAVE ITS SIGNATURE GUARANTEED AS DESCRIBED
                               IN INSTRUCTION 2)

   TO BE COMPLETED ONLY IF CERTIFICATED ADRs REPRESENTING ADSs ARE TO BE SENT
            TO THE HOLDER AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

                                 MAIL ADRS TO:

--------------------------------------------------------------------------------
                             (NAME -- PLEASE PRINT)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     UNLESS THE FOREGOING BOX IS COMPLETED AND BOX NO. 2 ABOVE IS CHECKED, ADRS REPRESENTING ADSs TO BE EXCHANGED FOR VALIDLY TENDERED RULE 144A ADSs WILL BE CREDITED TO THE DTC ACCOUNT NUMBERS SET FORTH ABOVE.

                         NOTICE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 1)

     To be completed ONLY if book-entry transfer of a Holder's Rule 144A ADSs may not be effected prior to the Expiration Date.

     The undersigned commercial bank (not a savings bank or a savings and loan association) or trust company having an office or correspondent in the City of New York or a firm that is a member of a national securities exchange, by executing below (i) represents and warrants that it is the type of institution indicated, (ii) guarantees that notations of transfer on the books of DTC have been confirmed and (iii) guarantees that it will effect delivery of such confirmation to the Exchange Agent prior to 12:00 Midnight, New York City time,
on                            , 1998. Delivery of ADRs evidencing ADSs will not
be made until such confirmation has been received by the Exchange Agent.

Name and Address of Commercial Bank, Trust Company or Member Firm:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Delivery Guaranteed:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date:
------------------------------------, 199

                                         By:
                                         ------------------------------------

                                         Title:
                                         ------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND TRANSFER OF RULE 144A ADSs. In order to participate in the Exchange Offer and receive the ADSs, a holder must properly complete and duly execute the Letter of Transmittal (or a facsimile thereof) and mail or deliver it, and any other required documents, to the Exchange Agent. The Exchange Agent must also receive a timely confirmation of a book-entry transfer of a Holder's Rule 144A ADSs into the Exchange Agent's account at DTC as described in the Prospectus. The Exchange Agent must receive the foregoing documents and instruments on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of Rule 144A ADSs tendered will be determined by the Company in its sole discretion, and such determinations will be final and binding. The Company reserves the right to reject any tender determined not to be in proper form or otherwise not valid or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions thereto) will also be final and binding. Unless waived by the Company, irregularities and defects must be cured by the Expiration Date. Neither the Company nor the Exchange Agent is under any duty to give notification of irregularities or defects and shall not incur any liability for failure to give any such notification. Tenders will not be deemed to have been duly or validly made until such irregularities or defects have been cured or waived. In the event any tender is not properly made, such Rule 144A ADSs not accepted will be credited to the account maintained within DTC by the participant in DTC tendering the Rule 144A ADSs promptly after the Expiration Date.

     A Holder of Rule 144A ADSs may tender Rule 144A ADSs by (a) properly completing and signing the Letter of Transmittal (or a facsimile thereof) and any other required documents and delivering such documents to the Exchange Agent on or prior to the Expiration Date, and (b) effecting the tender of Rule 144A ADSs by book-entry transfer on or prior to the Expiration Date by crediting or causing to be credited such Rule 144A ADSs to the account of the Exchange Agent or requesting a broker, dealer, bank, trust company or other nominee to effect the transaction on or prior to the Expiration Date. Unless otherwise indicated on the properly completed and executed Letter of Transmittal, beneficial interests in ADRs evidencing ADSs to be issued in exchange for validly tendered Rule 144A ADSs will be recorded in records maintained by DTC or its nominee or institutions that have accounts at DTC.

     The method of delivery of this Letter of Transmittal and any other required documents is at the election and risk of the tendering Holder and, except as otherwise provided in this Instruction 1, the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended.

     If a Holder desires to tender Rule 144A ADSs pursuant to the Exchange Offer and time will not permit all of the above documents to reach the Exchange Agent prior to the Expiration Date, or if such Holder cannot complete the procedure for book-entry transfer on a timely basis, such tender may be effected provided that the following conditions are satisfied:

          (a) such tenders are made by or through Eligible Institution;

          (b) a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided herein, is received by the Exchange Agent as provided on or prior to the Expiration Date (transmittal may be by facsimile);

          (c) confirmation of book-entry transfer of such Rule 144A ADSs into the Exchange Agent's account at DTC as described above, together with a properly completed and duly executed Letter of Transmittal and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five trading days of the New York Stock Exchange after the date of execution of such Notice of Guaranteed Delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal or facsimile hereof, waive any rights to receive any notice of the acceptance of their tender.

     2. SIGNATURES ON LETTER OF TRANSMITTAL. This Letter of Transmittal must be signed by the Holder of the Rule 144A ADSs tendered hereby as shown on the records of DTC as of the date of the Prospectus and the signature must correspond exactly with the name of such Holder as indicated on the registry maintained by DTC without alteration or any change whatsoever.

     If the Rule 144A ADSs hereby tendered are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Rule 144A ADSs are registered in different names on the registry maintained by DTC it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Rule 144A ADSs.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

     If ADRs are to be delivered or ADSs are to be credited to an address other than that of the Holder appearing on the transfer books of the Rule 144A Depositary, or those of DTC, or if ADRs are to be delivered or ADSs are to be credited, to an account in a different name than so appears on such transfer books, or if any signature authorizing tender of Rule 144A ADSs is not in the exact name that so appears on such transfer books, such signature must be guaranteed by an eligible guarantor institution which is a member of a Medallion Signature Guarantee Program.

     3. DELIVERY OF ADSS. Delivery of ADSs will be made promptly after the acceptance for exchange of Rule 144A ADSs validly tendered therefor. ADRs evidencing ADSs will be recorded in records maintained by (i) DTC or its nominee or (ii) institutions which have accounts at DTC or, at the request of such Holder(s), certificated ADRs will be mailed by the Exchange Agent promptly after the acceptance of the tendered Rule 144A ADSs.

     4. SECURITY TRANSFER TAXES. The Company will pay all security transfer taxes, if any, applicable to the exchange of Rule 144A ADSs tendered and accepted pursuant to the Exchange Offer except that, if delivery of ADSs in exchange for surrendered Rule 144A ADSs is to be made to a person other than the registered holder(s) of the surrendered Rule 144A ADSs or if surrendered Rule 144A ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the Company will not be responsible for any security transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to or from such other person and the surrendered Rule 144A ADSs will not be accepted by the Exchange Agent unless and until satisfactory evidence of the payment of all such applicable security transfer taxes.

     5. REQUESTS FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent at the addresses and telephone numbers set forth in the Prospectus.

     6. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any "reportable payments" made to holders of Rule 144A ADSs pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part I (indicating that you do not have a TIN) of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Rule 144A ADSs are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 may require the Exchange Agent to withhold 31% of the amount of any reportable payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS (not from the Company or the Exchange Agent).

                          PAYER: THE BANK OF NEW YORK

--------------------------------------------------------------------------------------------------------------

 Name (if joint names, list first and circle the name of the person or entity whose number you enter below)
 -------------------------------------------------------------------------------------------------------------

 Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer
 Identification Number on Substitute Form W-9 (the "Guidelines"))
 -------------------------------------------------------------------------------------------------------------
 Address
-------------------------------------------------------------------------------------------------------------
 City, State and Zip Code
--------------------------------------------------------------------------------------------------------------

SUBSTITUTE                PART I -- Taxpayer Identification Number      --------------------------------------
FORM W-9                  Enter your taxpayer identification number in  Social Security Number
DEPARTMENT OF THE         the appropriate box. For individuals, this
TREASURY                  is your social security number. For sole      OR----------------------------------
INTERNAL REVENUE SERVICE  proprietors, see the instructions in the          Employer Identification
                          Guidelines. For other entities, it is your        Number
                          employer identification number.
                          [ ] If you do not have a number, check the
                          box here and see "Obtaining a Number" in the
                          Guidelines.
                          Note: If the account is in more than one
                          name, see the chart on page 1 of the
                          Guidelines on whose number to enter.

                         ------------------------------------------------------------------------------------
Request for Taxpayer
Identification Number     PART II -- If you are a Payee Exempt from Backup Withholding, see instructions in
and Certification         the Guidelines.
--------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                        DATE                            , 199
--------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO PROVIDE:

-------------------------------------------------------
                               GIVE THE NAME AND
    FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                               NUMBER OF --
-------------------------------------------------------

 1.  Individual                The individual
 2.  Two or more individuals   The actual owner of the
     (joint account)           account or, if combined
                               funds, the first
                               individual on the
                               account(1)
 3.  Custodian account of a    The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  (a) The usual revocable   The grantor-trustee(1)
         savings trust
         (grantor is also
         trustee)
     (b) So-called trust       The actual owner(1)
     account that is not a
         legal or valid trust
         under State law
 5.  Sole proprietorship       The owner(3)
     account

=======================================================
                               GIVE THE NAME AND
    FOR THIS TYPE OF ACCOUNT:  EMPLOYER IDENTIFICATION
                               NUMBER OF --
-------------------------------------------------------

 6.  Sole proprietorship       The owner(3)
 7.  A valid trust, estate,    Legal entity (Do not
     or pension trust          furnish the identifying
                               number of the personal
                               representative or
                               trustee unless the legal
                               entity itself is not
                               designated in the
                               account title.)(4)
 8.  Corporate                 The corporation
 9.  Association, club,        The organization
     religious, charitable,
     educational or other
     tax-exempt organization
10.  Partnership               The partnership
11.  A broker or registered    The broker or nominee
     nominee
12.  Account with the          The public entity
     Department of
     Agriculture in the name
     of a public entity (such
     as a State or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments
-------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the individual's name. If you are a sole proprietor, you must furnish your individual name and either your Social Security number or your employer identification number. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your employer identification number on Form SS-4.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: (i)  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
      (ii) If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.
      (iii) For a joint account, only the person whose Taxpayer Identification Number is shown on Substitute Form W-9 should sign the form.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER:
If you do not have a taxpayer identification number, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:
Payees that are generally exempt from backup withholding include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A dealer in securities or commodities required to register in the United States or a possession of the United States.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. Such payees should furnish their taxpayer identification number, write "exempt" on the face of the form (Part II), and sign and date the form.

EXEMPT FOREIGN PAYEES:
A payee that is a nonresident alien individual or foreign entity not subject to backup withholding should complete and execute Form W-8, Certificate of Foreign Status, and return the executed form with the Letter of Transmittal.

PENALTIES:
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

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